Exhibit 99.1

Index to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Page
Financial Statements:
Condensed Consolidated Statements of Income for the three months ended March 31, 2010 and 2009 (Unaudited)	2
Condensed Consolidated Balance Sheets as of March 31, 2010 (Unaudited) and December 31, 2009	3
Condensed Consolidated Statements of Changes in Stockholder’s Equity for the three months ended March 31, 2010 and 2009 (Unaudited)	4
Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2010 and 2009 (Unaudited)	5

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Income

(U.S. dollar amounts in thousands)

(Unaudited)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Three months ended March 31,
	2010	2009
Revenues:
Premiums	$81,184	$63,730
Net investment income	36,976	25,687
Net investment gains (losses)	148	2,588
Other income	246	118

Total revenues	118,554	92,123

Losses and expenses:
Net losses and loss adjustment expenses	36,292	38,574
Acquisition and operating expenses, net of deferrals	15,401	11,461
Amortization of deferred acquisition costs and intangibles	8,993	5,270

Total losses and expenses	60,686	55,305

Income before income taxes	57,868	36,818
Provision for income taxes	17,220	10,808

Net income	$40,648	$26,010

Supplemental disclosures:
Total other-than-temporary impairments	$—	$—
Portion of other-than-temporary impairments included in other comprehensive income (loss)	—	—

Net other-than-temporary impairments	—	—
Other investment gains (losses)	148	2,588

Total net investment gains (losses)	$148	$2,588

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Balance Sheets

(U.S. dollar amounts in thousands, except share amounts)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	March 31, 2010	December 31, 2009
	(unaudited)
Assets
Investments:
Fixed maturity securities available-for-sale, at fair value	$2,525,520	$2,430,035
Short-term investments	66,423	51,496

Total investments	2,591,943	2,481,531

Cash and cash equivalents	171,740	215,278
Accrued investment income	42,059	34,706
Prepaid reinsurance premiums	624	639
Deferred acquisition costs	95,402	92,356
Goodwill	6,875	6,736
Related party receivables	8,250	8,082
Other assets	42,130	29,980

Total assets	$2,959,023	$2,869,308

Liabilities and stockholder’s equity
Liabilities:
Reserve for losses and loss adjustment expenses	$194,844	$201,959
Unearned premiums	1,037,633	1,036,745
Net deferred tax liability	5,014	4,879
Related party payables	59,365	39,852
Other liabilities and accrued expenses	59,299	52,035

Total liabilities	1,356,155	1,335,470

Stockholder’s equity:
Ordinary shares – No par value; 1,401,558,880 and 1,401,558,500 shares authorized and issued as of March 31, 2010 and December 31, 2009, respectively	—	—
Additional paid-in capital	610,228	610,149

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	381	3,627
Net unrealized gains (losses) on other-than-temporarily impaired securities	—	—

Net unrealized investment gains (losses)	381	3,627
Foreign currency translation adjustments	280,773	249,224

Total accumulated other comprehensive income (loss)	281,154	252,851
Retained earnings	711,486	670,838

Total stockholder’s equity	1,602,868	1,533,838

Total liabilities and stockholder’s equity	$2,959,023	$2,869,308

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Changes in Stockholder’s Equity

(U.S. dollar amounts in thousands)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholder’s equity
Balances as of December 31, 2009	$610,149	$252,851	$670,838	$1,533,838

Comprehensive income (loss):
Net income	—	—	40,648	40,648
Net unrealized gains on investment securities	—	(3,246)	—	(3,246)
Foreign currency translation adjustments	—	31,549	—	31,549

Total comprehensive income (loss)				68,951
Capital contribution	79	—	—	79

Balances as of March 31, 2010	$610,228	$281,154	$711,486	$1,602,868

	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholder’s equity
Balances as of December 31, 2008	$558,925	$(44,673)	$538,058	$1,052,310

Comprehensive income (loss):
Net income	—	—	26,010	26,010
Net unrealized gains on investment securities	—	(6,145)	—	(6,145)
Foreign currency translation adjustments	—	(2,518)	—	(2,518)

Total comprehensive income (loss)				17,347

Balances as of March 31, 2009	$558,925	$(53,336)	$564,068	$1,069,657

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Cash Flows

(U.S. dollar amounts in thousands)

(Unaudited)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Three months ended March 31,
	2010	2009
Cash flows from operating activities:
Net income	$40,648	$26,010
Adjustments to reconcile net income to net cash from operating activities:
Amortization of investment discounts and premiums	(127)	(643)
Net investment (gains) losses	(148)	(2,588)
Acquisition costs deferred	(9,718)	(7,703)
Amortization of deferred acquisition costs and intangibles	8,993	5,270
Deferred income taxes	1,853	4,068
Corporate overhead allocation	3,995	4,524
Change in certain assets and liabilities:
Accrued investment income and other assets	(20,095)	3,749
Reserve for losses and loss adjustment expenses	(9,503)	16,050
Unearned premiums	(19,490)	16,608
Other liabilities	21,439	(9,450)

Net cash from operating activities	17,847	55,895

Cash flows from investing activities:
Proceeds from maturities and repayments of fixed maturity securities	143,463	75,796
Purchases of fixed maturity securities and short-term investments	(207,062)	(162,337)

Net cash from investing activities	(63,599)	(86,541)

Effect of exchange rate changes on cash and cash equivalents	2,214	(4,037)

Net change in cash and cash equivalents	(43,538)	(34,683)

Cash and cash equivalents at beginning of period	215,278	408,182

Cash and cash equivalents at end of period	$171,740	$373,499

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2010 and 2009

(Unaudited)

(1) Nature of Business, Formation of Genworth Mortgage and Basis of Presentation

Genworth Financial Mortgage Insurance Pty Limited (“Genworth Mortgage” or the “Company” as appropriate) offers mortgage insurance products in Australia and New Zealand and is headquartered in Sydney, Australia. In particular, the Company offers primary mortgage insurance, known as “lenders mortgage insurance,” or LMI, and portfolio credit enhancement policies. The principal product is LMI, which is generally single premium business and provides 100% coverage of the loan amount in the event of a mortgage default.

The Company’s condensed consolidated financial statements are unaudited and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and rules and regulations of the United States Securities and Exchange Commission (“SEC”) disclosure requirements for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete consolidated financial statements. These condensed consolidated financial statements include all adjustments considered necessary by management to present a fair statement of the financial position, results of operations, and cash flow for the periods presented. The results reported in these condensed consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. The condensed consolidated financial statements included herein should be read in conjunction with the audited financial statements and related notes contained in our 2009 year end financial statements on Form 8-K furnished on March 30, 2010.

The Company’s management has determined that the Company has one reportable operating segment, mortgage insurance.

Genworth Mortgage, formerly GE Mortgage Insurance Company Pty Limited, is a wholly-owned subsidiary of Genworth Financial Mortgage Insurance Holdings Pty Limited and was incorporated in Australia on November 10, 2003. The ultimate parent company of Genworth Mortgage is Genworth Financial, Inc. (“Genworth”). Genworth was incorporated in Delaware on October 23, 2003.

The condensed consolidated financial statements are presented in U.S. dollars. The accompanying financial statements include Genworth Financial Mortgage Indemnity Limited and are prepared on a consolidated basis. All intercompany transactions have been eliminated in the consolidated financial statements. Certain prior year amounts have been reclassified to conform to the current year presentation.

(2) Accounting Pronouncements

Recently adopted

Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities

On January 1, 2010, we adopted new accounting guidance for determining which enterprise, if any, has a controlling financial interest in a VIE and requires additional disclosures about involvement in variable interest entities (“VIEs”). Under this new accounting guidance, the primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE’s economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. Upon adoption of this new accounting guidance, we were required to consolidate certain VIEs, if any, including previously qualified special purpose entities and investment structures. The adoption of this accounting guidance did not have any impact on our consolidated financial statements as we do not have any controlling financial interests in a VIE.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Three Months Ended March 31, 2010 and 2009

(Unaudited)

Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements

On January 1, 2010, we adopted new accounting guidance requiring additional disclosures for significant transfers between Level 1 and 2 fair value measurements and clarifications to existing fair value disclosures related to the level of disaggregation, inputs and valuation techniques. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

Not Yet Adopted

In March 2010, the Financial Accounting Standards Board (“FASB”) issued new accounting guidance clarifying the scope exception for embedded credit derivatives and when those features would be bifurcated from the host contract. Under the new accounting guidance, only embedded credit derivative features that are in the form of subordination of one financial instrument to another would not be subject to the bifurcation requirements. Accordingly, entities will be required to bifurcate any embedded credit derivative features that no longer qualify under the amended scope exception, or, for certain investments, an entity can elect fair value option and record the entire investment at fair value. This accounting guidance will be effective for us on July 1, 2010. Upon adoption, any changes in the carrying value of impacted items will be recorded directly in retained earnings. We have not yet determined the impact this accounting guidance will have on our consolidated financial statements.

In January 2010, the FASB issued new accounting guidance to require additional disclosures about purchases, sales, issuances, and settlements in the rollforward of Level 3 fair value measurements. This new accounting guidance will be effective for us on January 1, 2011. We do not expect the adoption of this new accounting guidance to have a material impact on our consolidated financial statements.

(3) Investments

Net Investment Income

Sources of net investment income were as follows for the periods presented:

	Three months ended March 31,
(U.S. dollar amounts in thousands)	2010	2009
Fixed maturity securities	$35,554	$21,873
Cash, cash equivalents and short-term investments	2,690	4,144

Gross investment income before expenses and fees	38,244	26,017
Expenses and fees	(1,268)	(330)

Net investment income	$36,976	$25,687

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Three Months Ended March 31, 2010 and 2009

(Unaudited)

Net Investment Gains (Losses)

The following table sets forth net investment gains (losses) for the periods indicated:

	Three months ended March 31,
(U.S. dollar amounts in thousands)	2010	2009
Available-for-sale investment securities:
Realized gains on sale	$193	$2,588
Realized losses on sale	(45)	—
Impairments:
Total other-than-temporary impairments	—	—
Portion of other-than-temporary impairments included in other comprehensive income (loss) (“OCI”)	—	—

Net other-than-temporary impairments	—	—

Net investment gains (losses)	$148	$2,588

The aggregate fair value of securities sold at a loss during the three months ended March 31, 2010 was $11 million which was approximately 99.8% of book value. No securities were sold at a loss during the three months ended March 31, 2009.

Unrealized Investment Gains (Losses)

Net unrealized gains and losses on investment securities classified as available-for-sale are reduced by deferred income taxes that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) were as follows as of the dates indicated:

(U.S. dollar amounts in thousands)	March 31, 2010	December 31, 2009
Net unrealized gains (losses) on available-for-sale investment securities:
Fixed maturity securities	$544	$5,181
Deferred income taxes	(163)	(1,554)

Net unrealized investment gains (losses)	$381	$3,627

The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows for the period indicated:

(U.S. dollar amounts in thousands)	As of or for the three months ended March 31, 2010
Beginning balance	$3,627
Activity during the period:
Unrealized gains (losses) on investment securities	(4,489)
Provision for deferred taxes	1,347

Change in net unrealized investment gains (losses)	(3,142)
Reclassification adjustments to net investment (gains) losses, net of taxes of $44	(104)

Ending balance	$381

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Three Months Ended March 31, 2010 and 2009

(Unaudited)

Fixed Maturity Securities

As of March 31, 2010, the amortized cost or cost, gross unrealized gains and losses and fair value of the fixed maturity securities classified as available-for-sale were as follows:

		Gross unrealized gains on securities		Gross unrealized losses on securities
(U.S. dollar amounts in thousands)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
Government—non-U.S.	$311,767	$1,837	$—	$(3,303)	$—	$310,301
Corporate—U.S.	102,871	221	—	(339)	—	102,753
Corporate—non-U.S.	2,066,174	17,233	—	(15,457)	—	2,067,950
Residential mortgage-backed securities	44,516	—	—	—	—	44,516

Total available-for-sale securities	$2,525,328	$19,291	$—	$(19,099)	$—	$2,525,520

As of December 31, 2009, the amortized cost or cost, gross unrealized gains and losses and fair value of the fixed maturity securities classified as available-for-sale were as follows:

		Gross unrealized gains on securities		Gross unrealized losses on securities
(U.S. dollar amounts in thousands)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
Government—non-U.S.	$272,595	$2,469	$—	$(2,173)	$—	$272,891
Corporate—U.S.	121,390	415	—	(466)	—	121,339
Corporate—non-U.S.	2,030,869	20,826	—	(15,890)	—	2,035,805

Total available-for-sale securities	$2,424,854	$23,710	$—	$(18,529)	$—	$2,430,035

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Three Months Ended March 31, 2010 and 2009

(Unaudited)

The following table presents the gross unrealized losses and fair values of investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of March 31, 2010:

	Less than 12 months			12 months or more
(U.S. dollar amounts in thousands)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Description of Securities
Fixed maturity securities:
Government—non-U.S.	$230,248	$(3,060)	7	$8,882	$(243)	1
Corporate—U.S.	13,219	(50)	3	15,282	(289)	2
Corporate—non-U.S.	692,864	(6,572)	54	303,705	(8,885)	23

Total for securities in an unrealized loss position	$936,331	$(9,682)	64	$327,869	$(9,417)	26

% Below cost—fixed maturity securities:
<20% Below cost	$936,331	$(9,682)	64	$327,167	$(9,236)	25
20-50% Below cost	—	—	—	702	(181)	1
>50% Below cost	—	—	—	—	—	—

Total for securities in an unrealized loss position	$936,331	$(9,682)	64	$327,869	$(9,417)	26

Investment grade	$936,331	$(9,682)	64	$327,869	$(9,417)	26
Below investment grade	—	—	—	—	—	—

Total for securities in an unrealized loss position	$936,331	$(9,682)	64	$327,869	$(9,417)	26

The investment securities in an unrealized loss position as of March 31, 2010 consisted of 90 securities and accounted for unrealized losses of $19 million. Of these unrealized losses of $19 million, all were investment grade (rated “AAA” through “BBB-”) and 99% were less than 20% below cost. The securities less than 20% below cost were primarily attributable to widening credit spreads which reflect current financial industry events including uncertainty surrounding the level and type of government support of European financial institutions, potential capital restructuring of these institutions, the risk that income payments may be deferred and the risk that these institutions could be nationalized. In our examination of these securities, we considered all available evidence, including the issuers’ financial condition and current industry events to develop our conclusion on the amount and timing of the cash flows expected to be collected. Based on this evaluation, we determined that the unrealized losses on these securities represented temporary impairments as of March 31, 2010.

Despite the considerable analysis and rigor employed on our structured securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings and potential future write-downs within our portfolio. We expect our investments in corporate securities

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Three Months Ended March 31, 2010 and 2009

(Unaudited)

will continue to perform in accordance with our conclusions about the amount and timing of estimated cash flows. Although we do not anticipate such events, it is at least reasonably possible that issuers of our investments in corporate securities will perform worse than current expectations. Such events may lead us to recognize potential future write-downs within our portfolio of corporate securities.

The following table presents the gross unrealized losses and fair values of investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2009:

	Less than 12 months			12 months or more
(U.S. dollar amounts in thousands)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Description of Securities
Fixed maturity securities:
Government—non-U.S.	$137,755	$(2,173)	7	$—	$—	—
Corporate—U.S.	—	—	—	21,937	(466)	4
Corporate—non-U.S.	777,557	(13,441)	59	75,754	(2,449)	15

Total for securities in an unrealized loss position	$915,312	$(15,614)	66	$97,691	$(2,915)	19

% Below cost—fixed maturity securities:
<20% Below cost	$915,312	$(15,614)	66	$97,691	$(2,915)	19
20-50% Below cost	—	—	—	—	—	—
>50% Below cost	—	—	—	—	—	—

Total for securities in an unrealized loss position	$915,312	$(15,614)	66	$97,691	$(2,915)	19

Investment grade	$915,312	$(15,614)	66	$97,691	$(2,915)	19
Below investment grade	—	—	—	—	—	—

Total for securities in an unrealized loss position	$915,312	$(15,614)	66	$97,691	$(2,915)	19

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Three Months Ended March 31, 2010 and 2009

(Unaudited)

The scheduled maturity distribution of fixed maturity securities as of March 31, 2010 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

(U.S. dollar amounts in thousands)	Amortized cost or cost	Fair value
Due one year or less	$507,398	$509,766
Due after one year through five years	1,840,197	1,837,383
Due after five years through ten years	133,217	133,855
Due after ten years	44,516	44,516

Total	$2,525,328	$2,525,520

As of March 31, 2010, $135 million of investments were subject to certain call provisions. Typically, call provisions provide the issuer the ability to redeem a security, prior to its stated maturity, at or above par.

Investment Concentrations

As of March 31, 2010, securities issued by finance and insurance industry groups and foreign state government represented approximately 25% and 42%, respectively, of the corporate fixed maturity securities portfolio held by the Company.

As of March 31, 2010, the Company held $434 million in corporate fixed maturity securities issued by the New South Wales Treasury Corporation, which comprised of 27% of total stockholder’s equity. Additionally, the Company held $311 million in corporate fixed maturity securities issued by Queensland Treasury Corp and $166 million in corporate fixed maturity securities issued by Westpac Banking Corporation, which comprised 19% and 10%, respectively, of total stockholder’s equity. No other single issuer exceeded 10% of total stockholder’s equity.

(4) Fair Value Measurements

Recurring Fair Value Measurements

We have fixed maturity securities which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

Fixed maturity securities

The valuations of fixed maturity securities are determined using a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information.

We utilize certain third-party data providers when determining fair value. We consider information obtained from third-party pricing services as well as third-party broker provided prices, or broker quotes, in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by third-party pricing services and broker quotes, management determines the fair value of our investment securities after considering all relevant and available information. We also obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received and determine the appropriate fair value.

In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quote valuation is available, we determine fair value using internal models.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Three Months Ended March 31, 2010 and 2009

(Unaudited)

For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs.

For private fixed maturity securities, we utilize an internal model to determine fair value and utilize public bond spreads by sector, rating and maturity to develop the market rate that would be utilized for a similar public bond. We then add an additional premium to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. We assign each security an internal rating to determine appropriate public bond spread that should be utilized in the valuation. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. To determine the significance of unobservable inputs, we calculate the impact on the valuation from the unobservable input and will classify a security as Level 3 when the impact on the valuation exceeds 10%.

For remaining securities priced using internal models, we maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

The following table summarizes the primary sources considered when determining fair value of each class of fixed maturity securities as of March 31, 2010.

(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Government—non-U.S.:
Pricing services	$309,538	$—	$309,538	$—
Internal models	763	—	—	763

Total government—non-U.S.	310,301	—	309,538	763

Corporate—U.S.:
Pricing services	102,753	—	102,753	—

Total U.S. corporate	102,753	—	102,753	—

Corporate—non-U.S.:
Pricing services	2,067,950	—	2,067,950	—

Total corporate—non-U.S.	2,067,950	—	2,067,950	—

Residential mortgage-backed:
Internal models	44,516	—	—	44,516

Total residential mortgage-backed	44,516	—	—	44,516

Total fixed maturity securities	$2,525,520	$—	$2,480,241	$45,279

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Three Months Ended March 31, 2010 and 2009

(Unaudited)

The following tables set forth our assets that are measured at fair value on a recurring basis as of the dates indicated:

	March 31, 2010
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
Government—non-U.S.	$310,301	$—	$309,538	$763
U.S. corporate	102,753	—	102,753	—
Corporate—non-U.S.	2,067,950	—	2,067,950	—
Residential mortgage-backed securities	44,516	—	—	44,516

Total fixed maturity securities	$2,525,520	$—	$2,480,241	$45,279

	December 31, 2009
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
Government—non-U.S.	$272,891	$—	$272,113	$778
U.S. corporate	121,339	—	121,339	—
Corporate—non-U.S.	2,035,805	—	2,034,443	1,362

Total fixed maturity securities	$2,430,035	$—	$2,427,895	$2,140

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Three Months Ended March 31, 2010 and 2009

(Unaudited)

The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

		Total realized and unrealized gains (losses)
(U.S. dollar amounts in thousands)	Beginning balance as of January 1, 2010	Included in net income	Included in OCI	Purchases, sales issuances and settlements, net	Transfer in Level 3	Transfer out of Level 3	Ending balance as of March 31, 2010	Total gains (losses) included in net income attributable to assets still held
Fixed maturity securities:
Government—non-U.S.	$778	$—	$(15)	$—	$—	$—	$763	$—
Corporate—non-U.S.	1,362	—	—	—	—	(1,362)	—	—
Residential mortgage-backed securities	—	—	—	44,516	—	—	44,516	—

Total Level 3 assets	$2,140	$—	$(15)	$44,516	$—	$(1,362)	$45,279	$—

		Total realized and unrealized gains (losses)
(U.S. dollar amounts in thousands)	Beginning balance as of January 1, 2009	Included in net income	Included in OCI	Purchases, sales issuances and settlements, net	Transfer in Level 3	Transfer out of Level 3	Ending balance as of March 31, 2009	Total gains (losses) included in net income attributable to assets still held
Fixed maturity securities:
Government—non-U.S.	$—	$—	$—	$6,899	$—	$—	$6,899	$—
Corporate—non-U.S.	—	—	(14)	38,091	1,151	—	39,228	—

Total Level 3 assets	$—	$—	$(14)	$44,990	$1,151	$—	$46,127	$—

Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net investment gains (losses) within the condensed consolidated statements of income or OCI within stockholder’s equity based on the appropriate accounting treatment for the instrument.

Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity consists of purchases and sales of fixed maturity securities.

The amount presented for unrealized gains (losses) for assets still held as of the reporting date primarily represents accretion on certain fixed maturity securities which were recorded in net investment gains (losses).

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Three Months Ended March 31, 2010 and 2009

(Unaudited)

(6) Securitization Entities

Part of the Company’s product offering includes portfolio credit enhancement policies to Australian regulated lenders that have originated housing loans for securitization in the Australian, European and U.S. markets. Portfolio mortgage insurance serves as an important form of credit enhancement for the Australian securitization market and the Company’s portfolio credit enhancement coverage is generally purchased for low loan-to-value, seasoned loans written by regulated institutions.

As of March 31, 2010 and December 31, 2009, the Company had a maximum exposure to loss from the provision of portfolio credit enhancement to securitization trusts sponsored by third parties of $177 million. The exchange rate for calculating the maximum exposure to loss of translating the Australian dollar into the U.S. dollar as of March 31, 2010 and December 31, 2009 was $0.92 and $0.90, respectively. This exposure was calculated based on the expectation of a 1 in 250 year event. The Company has applied the Australian Prudential Regulation Authority (“APRA”) stress scenario to calculate this exposure. The Company holds sufficient capital resources to meet this obligation were it to occur.

(7) Statutory Accounting

Genworth Mortgage prepares financial statements for its regulator, APRA, in accordance with the accounting practices prescribed by the regulator, which is a comprehensive basis of accounting other than U.S. GAAP. The main differences were as follows:

•	Premium is recognized on a cash receipts basis.

•	Deferred acquisition costs are not recognized.

•	A premium liability is recognized representing the unexpired risk portion of insurance policies written. The premium liability is valued as the present value of the expected future claim payments.

•	Loss and loss adjustment expense reserves include a risk margin and are discounted to present value.

The Company’s APRA net income after tax, capital base, minimum capital requirement and solvency ratio were as follows as of and for the year ended December 31:

(U.S. dollar amounts in thousands)	2009
APRA net income after tax	$132,449

APRA capital base	$1,794,029
APRA minimum capital requirement	$1,368,170
APRA solvency ratio	1.31

The APRA solvency ratio is the combined amounts of Genworth Financial Mortgage Insurance Pty Limited and its wholly-owned subsidiary, Genworth Financial Mortgage Indemnity Limited.

Under the prudential regulation framework in Australia, mortgage insurers are required to establish a catastrophic risk charge defined as a 1 in 250 year event. The Company is required to maintain adequate capital to fund this charge, in addition to normal insurance liabilities, by ensuring that its capital base exceeds its minimum capital requirement at all times.

As of March 31, 2010, the APRA solvency ratio was 1.46.

The Company’s ability to pay dividends to Genworth Financial Mortgage Insurance Holdings Pty Limited is restricted to the extent the payment of dividends exceeds current year income. Any dividend above this level requires prior approval from APRA. In addition, any dividend payment must result in the Company continuing to meet the APRA minimum capital requirement.